                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): April 25, 2001


                            UGLY DUCKLING CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                  000-20841               86-0721358
       ------------            ------------------     -------------------
 (State or other jurisdiction     (Commission            (IRS Employer
       of incorporation)          File Number)         Identification No.)




            2525 E. Camelback Road, Suite 500, Phoenix, Arizona 85016
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip code)




       Registrant's telephone number, including area code (602) 852-6600
                                ----------------

                                 Not applicable.
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Item 5. Other Events


         Attached   hereto  as  Exhibit   99.4 is  a  copy  of  Ugly   Duckling
Corporation's press release dated February 16, 2000 titled "Ugly Duckling Reports First Quarter 2001 Results."

Item 7.  Financial Statements, Pro Forma Financial Information.

         (c)      Exhibits

EXHIBIT
NUMBER     DESCRIPTION
99.4       Ugly Duckling  Corporation  Press  Release  dated  April 25, 2001, titled "Ugly Duckling Reports First Quarter 2001 Results."


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            UGLY DUCKLING CORPORATION


Date: April 25, 2001        By: \s\ Jon D. Ehlinger
                            -----------------------------
                            Vice President, Secretary and
                                  General Counsel

                                 EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
99.4       Ugly Duckling  Corporation  Press  Release  dated  April 25, 2001, titled "Ugly Duckling Reports First Quarter 2001 Results."